Exhibit 99.2

Ecolab Third Quarter 2015 Teleconference Supplemental Data

Cautionary Statement 2 Forward-Looking Information This communication contains forward looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding our future financial and business performance and prospects, including forecasted 2015 fourth quarter and full year business and financial results, the impact of oil prices, sales growth, pricing, innovation, cost efficiencies, synergies and unfavorable foreign currency, pension expense and Venezuelan devaluation impact. These statements are based on the current expectations of management of the Company. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. These risks and uncertainties are set forth under Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2014, our most recent Form 10-Q and other public filings with the Securities and Exchange Commission (the “SEC”) and include the vitality of the markets we serve, including the markets served by our Global Energy segment; the impact of worldwide economic factors such as the worldwide economy, credit markets, interest rates and foreign currency risk; exposure to economic, political and legal risks related to our international operations; the costs and effects of complying with laws and regulations relating to our operations; the occurrence of litigation or claims; and other uncertainties or risks reported from time to time in our reports to the SEC. In light of these risks, uncertainties and factors, the forward-looking events discussed in this communication may not occur. We caution that undue reliance should not be placed on forward-looking statements, which speak only as of the date made. Ecolab does not undertake, and expressly disclaims, any duty to update any forward-looking statement except as required by law. Non-GAAP Financial Information This communication includes Company information that does not conform to generally accepted accounting principles (GAAP). Management believes that a presentation of this information is meaningful to investors because it provides insight with respect to ongoing operating results of the Company and allows investors to better evaluate the financial results of the Company. These measures should not be viewed as an alternative to GAAP measures of performance. Furthermore, these measures may not be consistent with similar measures provided by other companies. Reconciliations of certain non-GAAP measures to GAAP results are available in our news release furnished as an exhibit to our current report on Form 8-K dated November 2, 2015 and other of our SEC filings.

3 Earnings: Record adjusted EPS $1.28, +6% Reported EPS $0.86, -28%, reflecting charge for Venezuelan bolivar devaluation Sales: Fixed currency growth +1% Reported sales -7%; acquisition adjusted fixed currency sales flat Global Institutional, Global Industrial and Other segments +5% acquisition adjusted, offsetting lower Global Energy sales Strong new account growth and new product introductions offset softening economies Operating Margin: Continued expansion Adjusted fixed currency operating margin +90 bp Benefits from delivered product cost savings, cost efficiency programs and synergies more than offset pension headwinds Strong cash from operations: +22% YTD Adjusted EPS forecast change driven by Energy and increased FX, Venezuelan devaluation and acquisition headwinds Outlook: 4Q: +0% to 8%, includes 13% impact from FX/Venezuelan devaluation/pension 2015: +4% to 6%, includes 10% impact from FX/Venezuelan devaluation/pension 3Q Overview

4 2015 Earnings Bridge From Prior Year Adjusted EPS Q4 and FY EPS represent midpoints of our forecast range. 1 Currency excludes transaction losses. 2 Venezuelan devaluation of $0.03 includes the impact of devaluing our Water, Paper, Institutional and Food & Beverage businesses (collectively $0.01) and the Energy bolivar business ($0.02). 3 1 1 2 3

5 Energy headwinds largely offset by continued strength in Global Institutional, Global Industrial and Other segments and favorable raw materials FX (including transaction losses) driven primarily by Brazil 2015 Forecast Progression Since 2Q Release Adjusted EPS Includes raw materials * $4.51 ($0.04) $0.03 $4.50 ($0.05) ($0.02) ($0.02) ($0.01) $4.40 Post-Q2 Consensus Energy* All Other* Subtotal FX Venezuela Energy Deval M&A Healthcare Recall Current Ecolab Forecast Midpoint

6 3Q 2015 Results Operating income is adjusted for special gains and charges. Net income and diluted net income per share are adjusted for special gains and charges and discrete tax items. * Third Quarter Ended September 30 (unaudited) Reported Adjusted* Third Quarter % Third Quarter % (Millions, except per share) 2015 2014 change 2015 2014 change Net Sales $3,446.4 $3,694.9 -7% $3,446.4 ####### -7% Operating Income 413.0 571.4 -28% 579.5 579.2 0% Net Income Attributable to Ecolab 257.8 364.9 -29% 384.0 368.7 4% Diluted Net Income Per Share $0.86 $1.19 -28% $1.28 $1.21 6% Fixed Currency % (Millions, except per share) 2015 2014 change Net Sales $3,535.9 $3,517.3 1% Adjusted Operating Income* 591.4 554.7 7%

7 3Q 2015 Sales Growth Detail Total Other reflects the divestiture of non-core cleaning service business which was not included in the segment’s operating units. * Amounts in the tables above may reflect rounding. Fixed Rate Acq./Div. Adj. Global Industrial % Change % Change Consolidated % Change F&B 7% 6% Volume & mix 0% Water 9% 4% Pricing 0% Paper 2% Subtotal 0% Textile Care 8% Acq./Div. 1% Total Global Industrial 7% 4% Fixed currency growth 1% Currency impact -7% Global Institutional Total -7% Institutional 6% Specialty 5% Healthcare 2% Total Global Institutional 5% 5% Global Energy -12% -12% Other Pest Elimination 7% Equipment Care 4% Total Other* 5% 6%

8 3Q 2015 Income Statement / Margins ($ millions) 2015 % sales 2014 % sales % change Comments 2014 2013 Gross Profit $1,626.4 47.2% $1,724.3 46.7% -6% Adjusted for special charges, the 2015 gross margin was 47.9% and 2014 was 46.7%. The 120 bps margin improvement in 2015 was the result of delivered product cost savings and synergies. Net sales $ 3,446.4 $ 3,694.9 -7% $ 14,280.5 $ 13,253.4 8% Fixed currency sales 3,535.9 3,517.3 Cost of sales (1) 1,820.0 1,970.6 -8% 7,679.1 7,161.2 7% SG&A 1,070.7 31.1% 1,145.9 31.0% -7% The 10 bps increase in the 2015 ratio reflected higher pension expense that was partially offset by synergies, cost savings and fleet cost reductions. Selling, general and administrative expenses 1,070.7 1,145.9 -7% 4,577.6 4,360.3 5% Gross profit $ 1,626.4 $ 1,724.3 Operating Income (fixed FX) Net Sales Global Industrial 200.5 15.8% 165.3 14.0% 21% The 180 bps improvement was due to pricing, delivered product cost savings and synergies, which more than offset investments in the business. Global Industrial $ 1,268.0 $ 1,183.9 7% $ 4,886.7 $ 4,742.8 3% Global Institutional 1,139.4 1,085.9 5% 4,314.5 4,152.5 4% Global Energy 926.8 1,055.7 -12% 4,283.3 3,427.3 25% Global Institutional 263.5 23.1% 231.7 21.3% 14% The 180 bps improvement was due to pricing gains, sales volume increases, delivered product cost savings, cost efficiency actions and fleet cost reductions, which more than offset investments in the business. Other 201.7 191.8 5% 750.3 709.3 6% Subtotal at fixed currency rates 3,535.9 3,517.3 1% 14,234.8 13,031.9 9% Global Energy 133.4 14.4% 168.8 16.0% -21% The margin declined 160 bp as the net impact of sales volume reductions and lower pricing more than offset delivered product cost savings and synergies. Currency impact (89.5) 177.6 45.7 221.5 Consolidated $ 3,446.4 $ 3,694.9 -7% $ 14,280.5 $ 13,253.4 8% Other 38.1 18.9% 32.8 17.1% 16% The 180 bps improvement was primarily due to pricing, sales volume gains and fleet cost reductions, which more than offset other costs. Operating Income Subtotal at fixed FX 635.5 18.0% 598.6 17.0% 6% Global Industrial $ 200.5 $ 165.3 21% $ 642.6 $ 603.0 7% Global Institutional 263.5 231.7 14% 821.2 768.2 7% Corporate Global Energy 133.4 168.8 -21% 634.9 458.9 38% Special Gains/(Ch.) (166.5) (7.8) 2015: Venezuela devaluation, restructuring charges, wage-hour litigation charges and integration costs. 2014: Primarily restructuring and integration costs. Other 38.1 32.8 16% 116.5 104.1 12% . Corporate (210.6) (51.7) (263.4) (409.1) Corp. Expense (44.1) (43.9) Includes Nalco intangible amortization of $44 million in both 2015 and 2014. Subtotal at fixed currency rates 424.9 546.9 -22% 1,951.8 1,525.1 28% Total Corporate Exp. (210.6) (51.7) Currency impact (11.9) 24.5 3.2 35.5 Consolidated $ 413.0 $ 571.4 -28% $ 1,955.0 $ 1,560.6 25% FX (11.9) 24.5 Consolidated Op. Inc. $413.0 12.0% $571.4 15.5% -28% 2015 adjusted fixed currency margin was 16.7%, +90 bps vs. the 2014 adjusted margin of 15.8%. The increase is primarily due to delivered product cost savings and synergies, which more than offset investments in the business and other costs, including higher pension costs. $3,337.8 $ 2,958.7 13% $ 6,209.9 $ 5,769.6 8% 1,828.6 1,608.9 14% 3,393.5 3,222.9 5% 1,083.3 981.7 10% 2,079.1 1,971.4 5% 73.6 41.6 123.3 83.0 Operating Income United States Cleaning & Sanitizing Other Services Total International Corporate Effect of foreign currency translation Consolidated

9 3Q 2015 Balance Sheet / Cash Flow EBITDA and Adjusted EBITDA are non-GAAP measures. EBITDA is defined as the sum of operating income, depreciation and amortization. Adjusted EBITDA is defined as the sum of adjusted operating income, depreciation and amortization. ** The September 30, 2014 balance sheet amounts have been updated as a result of our adoption of the accounting guidance related to simplifying presentation of debt issuance costs. * Summary Balance Sheet September 30 September 30 ($ millions) 2015 2014* 2015 2014* Cash and cash eq. $184.8 $197.8 Short-term debt $1,009.1 $1,921.7 Accounts receivable, net 2,450.0 2,694.4 Accounts payable 1,034.5 1,047.3 Inventories 1,439.2 1,464.4 Other current liabilities 1,513.0 1,484.9 Other current assets 568.4 515.2 Long-term debt 5,753.7 4,852.2 PP&E, net 3,212.2 2,978.5 Pension/Postretirement 1,146.8 785.0 Goodwill and intangibles 10,671.6 11,432.2 Other liabilities 1,583.6 1,805.5 Other assets 357.1 380.4 Total equity 6,842.6 7,766.3 Total assets $18,883.3 $19,662.9 Total liab. and equity $18,883.3 $19,662.9 Selected Cash Flow items Nine Months Ended Selected Balance Sheet measures September 30 September 30 ($ millions) 2015 2014 2015 2014 Cash from op. activities $1,395.2 $1,145.0 Total Debt/Total Capital 49.7% 46.6% Depreciation 422.7 417.4 Net Debt/Total Capital 49.0% 45.9% Amortization 224.4 236.6 Net Debt/EBITDA** 2.5 2.4 Capital expenditures 551.6 488.7 Net Debt/Adjusted EBITDA** 2.2 2.3 ($ millions) Operating Activities 2008 Net income $ 139.0 Depreciation and amortization 85.1 Other, net (12.3) Changes in op. assets and liab. (41.2) Cash provided by cont. ops. 170.6 Investing Activities Capital expenditures (85.9) Capitalized software expen. (19.1) Businesses acquired (3.2) Other, net 33.8 Cash used for investing (74.4) Financing Activities Debt, net (71.2) Reacquired shares (1.6) Dividends (32.1) Other, net 7.0 Cash from (used for) financing $ (98.0)

10 Forecast Fourth quarter Continued strong Global Institutional, Global Industrial and Other segment growth offsetting lower Global Energy results and weaker international economies Build on recent corporate account wins, sales team investments Translation FX/pension/Venezuela expected to be an unfavorable $0.16 per share. Together, these represent a 13% headwind to 4Q EPS growth Full year 2015 Similar drivers for full year: Strong Global Institutional, Global Industrial and Other segment growth Lower Global Energy results outperforming weak energy markets Drive new business wins, leading with strong customer value prop (best results, lowest total costs) Strong focus on margins – pricing, product innovation, cost efficiencies, synergies Headwinds from translation FX/Venezuela devaluation/pension $0.42, a 10% drag to EPS growth Continue to invest for long term growth 4Q 2015 4Q 2014 Adjusted EPS $1.20-$1.30 $1.20 FY2015 FY2014 Adjusted EPS $4.35-$4.45 $4.18